Exhibit 4.3
                               WARRANT CERTIFICATE
                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.

No. A-____                            ________ Warrant Shares ("Warrant Number")
                                                                --------------

This Warrant Certificate certifies that ____________________________, or registered assigns, is the registered holder of warrants (the "Warrants") to purchase ______________________ (______) shares of common stock, subject to adjustment (the "Common Stock"), $0.01 par value per share, of WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company commencing on the Warrant Exercise Commencement Date (as defined in the Warrant Agreement [as defined below]) until 5:00 p.m. New York City Time on March 15, 2010, the number of fully paid and nonassessable Warrant Shares as set forth in the First Warrant Agreement dated as of March 14, 2000 (the "Warrant Agreement") by and between the Company and the Warrant Agent, subject to adjustment as set forth in Section 11 of the Warrant Agreement, at the exercise price (the "Exercise Price") of $0.01 per share payable pursuant to the provisions of Section 6 of the Warrant Agreement upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. Subject to the provisions of the Warrant Agreement, no Warrant may be exercised after 5:00 p.m., New York City Time on March 15, 2010, and to the extent not exercised by such time such Warrants shall become void. Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

Terms used and not otherwise defined in this Warrant Certificate shall have the meanings given them in the Warrant Agreement.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

IN WITNESS WHEREOF, Windsor Woodmont Black Hawk Resort Corp. has caused this Warrant Certificate to be signed by its authorized officers and may cause its corporate seal to be affixed hereunto or imprinted hereon. Dated:
________________

                                            WINDSOR WOODMONT BLACK HAWK
                                            RESORT CORP.



                                            By:________________________________
                                                 Name:_________________________
                                                 Title:________________________



                                            By:________________________________
                                                 Name:_________________________
                                                 Title:________________________



Countersigned:



SunTrust Bank, as Warrant Agent



By:___________________________
         Authorized Signatory

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THIS PARAGRAPH. IN ADDITION, COLORADO GAMING AUTHORITIES MAY LIMIT, RESTRICT OR PROHIBIT THE OFFER, SALE, PLEDGE OR TRANSFER OF THIS SECURITY OR THE EXERCISE OF THIS SECURITY INTO COMMON STOCK. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE WARRANT HOLDER:

          (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT) (a "QIB"), (ii) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT (an "IAI")), OR (iv) IT HAS ACQUIRED THIS SECURITY IN COMPLIANCE WITH CLAUSE (vi) OF THE NEXT PARAGRAPH;

          (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM WARRANT AGENT) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY AND ALL SECURITIES ISSUED IN EXCHANGE THEREFORE, IN SUBSTITUTION THEREOF OR UPON CONVERSION THEREOF IN VIOLATION OF THE FOREGOING.


The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring March 15, 2010 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to the

Second Warrant Agreement dated as of March 14, 2000 (the "Warrant Agreement"), duly executed and delivered by the Company to SunTrust Bank, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

Warrants may be exercised at any time on or after the Warrant Exercise Commencement Date and on or before March 15, 2010; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, (i) in the case of Definitive Warrants, the holder must surrender for exercise this Warrant Certificate to the Warrant Agent at its corporate trust office set forth in Section 22 of the Warrant Agreement, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Agent Member whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Agent Member, as applicable, must deliver to the Warrant Agent the form of election to purchase on the reverse hereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price for the number of Warrant Shares, as adjusted in accordance with the Warrant Agreement, in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

The Warrant Agreement provides that upon the occurrence of certain events the Warrant Number set forth on the face hereof may, subject to certain conditions, be adjusted. If the Warrant Number is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

The holders of the Warrants shall have the registration rights set forth in the Warrant Registration Rights Agreement, dated as of March 14, 2000, by and between the Company and the Company and its subsidiaries.

Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of

Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Company.

                                    [FORM OF]

                              ELECTION TO EXERCISE

                   (To be executed upon exercise of Warrants)


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive [ ] shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $[ ] in accordance with Section 6 of the Warrant Agreement. The undersigned requests that a certificate for such shares be registered in the name of [ ], whose address is [ ] and that such shares be delivered to [ ] whose address is [ ]. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of [ ], whose address is [ ], and that such Warrant Certificate be delivered to [ ], whose address is [ ].

Date:_______________


                                                     (Signature)


                                       Note: The above signature must correspond
                                             with the name as written upon the
                                             face of this Warrant Certificate in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.


                                                 (Signature Guaranteed)

                                       Note: Signature must be guaranteed by an
                                             "eligible guarantor institution"
                                             meeting the requirements of the
                                             Warrant Agent, which requirements
                                             include membership or participation
                                             in the Securities Transfer Agents
                                             Medallion Program ("STAMP") or such
                                             other "signature guarantee program"
                                             as may be determined by the Warrant
                                             Agent in addition to, or in
                                             substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended



                  Tax Identification or

Social Security Number:_____________________



Address:

                                    [FORM OF]

                                   ASSIGNMENT


For value received [ ] hereby sells, assigns and transfers unto [ ] the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint [ ] attorney, to transfer said Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Date:______________________


                                                        (Signature)

                                       Note: The above signature must correspond
                                             with the name as written upon the
                                             face of this Warrant Certificate in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.


                                                  (Signature Guaranteed)

                                       Note: Signature must be guaranteed by an
                                             "eligible guarantor institution"
                                             meeting the requirements of the
                                             Warrant Agent, which requirements
                                             include membership or participation
                                             in the Securities Transfer Agents
                                             Medallion Program ("STAMP") or such
                                             other "signature guarantee program"
                                             as may be determined by the Warrant
                                             Agent in addition to, or in
                                             substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended